UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Rent-A-Center, Inc.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
(3)

Per unit price or other underlying value of the proposed transaction, as of July 2, 2018, computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☒	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

C/O CORPORATE ELECTION SERVICES P.O. BOX 3230 PITTSBURGH PA 15230	VOTE BY TELEPHONE
Have your proxy card and 11-digit control number available when you call Toll-Free 1-888-693-8683 using a touch-tone phone and follow the simple instructions to record your vote.
VOTE BY INTERNET
Have your proxy card and 11-digit control number available when you access the website www.cesvote.com and follow the simple instructions to record your vote.
VOTE BY MAIL
Please mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to: Corporate Election Services, P.O. Box 3230, Pittsburgh, PA 15230.

Vote by Telephone Call Toll-Free using a touch-tone telephone: 1-888-693-8683	Vote by Internet Access the Website and cast your vote: www.cesvote.com	Vote by Mail Return your proxy in the postage-paid envelope provided

Telephone and Internet access is available 24 hours a day, 7 days a week and is available until 11:59 PM the day prior to the meeting date.

If you are a 401(k) Plan participant your telephone or Internet vote must be received by

6:00 a.m. Eastern Time on [●] [●], 2018 in order to be counted in the final tabulation.

Please have your 11-digit control number ready when voting by Internet or Telephone.

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ê Proxy card must be signed and dated below. Please fold and detach card at perforation before mailing. ê

RENT-A-CENTER, INC.

PROXY FOR SPECIAL MEETING OF STOCKHOLDERS TO BE HELD [●] [●], 2018

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

The undersigned, hereby revoking all prior proxies, appoints Christopher A. Korst and Dawn M. Wolverton jointly and severally, with full power to act alone, as my true and lawful attorneys-in-fact, agents and proxies, with full and several power of substitution to each, to vote all the shares of Common Stock of Rent-A-Center, Inc. which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders of Rent-A-Center, lnc., to be held on [●] [●], 2018, and at any adjournments and postponements thereof. The above-named proxies are hereby instructed to vote as shown on the reverse side of this card.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH, AND HEREBY RATIFIES ALL THAT THE SAID PROXIES MAY DO BY VIRTUE HEREOF.

Date:

Signature

Signature, if held jointly, or office or title held

Please sign exactly as the name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

Please sign, date, and return your proxy promptly in the enclosed envelope.

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Stockholders to be held [●] [●], 2018.

The Proxy Statement is available at:

http://www.saratogaproxy.com/Rentacenter2018

Proxy card must be signed and dated on the reverse side.

ê    Please fold and detach card at perforation before mailing.    ê

RENT-A-CENTER, INC.	PROXY

The shares represented by this proxy, when properly executed, will be voted as specified by the undersigned stockholder(s) in items 1, 2, and 3 below. If this card contains no specific voting instructions, the shares will be voted FOR Proposal 1, FOR Proposal 2, and FOR Proposal 3.

The Board of Directors recommends you vote FOR Proposals 1, 2, and 3.

1.

To adopt and approve (a) the Agreement and Plan of Merger, dated as of June 17, 2018, as it may be amended from time to time, by and among Rent-A-Center, Inc., Vintage Rodeo Parent, LLC and Vintage Rodeo Acquisition, Inc. (the “merger agreement”), and (b) the transactions contemplated by the merger agreement, including, without limitation, the merger (the “merger proposal”).

	❑ FOR	❑ AGAINST	❑ ABSTAIN
2.	To approve, on a non-binding, advisory basis, specified compensation that may become payable by Rent-A-Center, Inc. to its named executive officers in connection with the merger.
	❑ FOR	❑ AGAINST	❑ ABSTAIN
3.

To approve one or more adjournments of the special meeting to a later date or dates, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes to approve the merger proposal at the time of the special meeting or any adjournment or postponement of the special meeting.

	❑ FOR	❑ AGAINST	❑ ABSTAIN

NOTE:	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the special meeting or any adjournment or postponement thereof.

(Continued and to be signed on the reverse side)